--------------------------------------------------------------------------------


                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant To Section 14(a)
                     Of The Securities Exchange Act Of 1934


Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ]   Confidential,   Use  of  the   Commission   Only  (as  permitted  by  Rule
      14a-6(e)(2))Proxy Statement
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-12
                          Altair Nanotechnologies Inc.
                 -----------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]:     No fee required.

[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

         1) Title of each class of securities to which transaction applies: 2) Aggregate number of securities to which transaction applies: 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): 4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

[ ]       Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form,  Schedule or  Registration  Statement No.:
         3) Filing Party:
         4) Date Filed:

--------------------------------------------------------------------------------

                          ALTAIR NANOTECHNOLOGIES INC.
                         1725 Sheridan Avenue, Suite 140
                               Cody, Wyoming 82414
                                     U.S.A.

                         MANAGEMENT INFORMATION CIRCULAR
                               AND PROXY STATEMENT


Solicitation of Proxies
-----------------------


         THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (THE "INFORMATION CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF ALTAIR NANOTECHNOLOGIES INC. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ENCLOSED NOTICE OF MEETING (THE "MEETING"). This Information Circular, the notice of Meeting attached hereto, the accompanying form of proxy and the Annual Report of the Corporation for the year ended December 31, 2002 are first being mailed to the shareholders of the Corporation on or about May 19, 2003. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally, by email, by facsimile or by telephone by regular employees of the Corporation without additional compensation therefor. The cost of solicitation by management will be borne directly by the Corporation. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Common Shares of the Corporation ("Common Shares") held by such persons, and the Corporation will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.


Appointment and Revocation of Proxies
-------------------------------------

         The persons named in the enclosed form of proxy are officers and/or directors of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO either by inserting such person's name in the blank space provided in that form of proxy or by completing another proper form of proxy and, in either case, depositing the completed proxy at the office of the transfer agent indicated on the enclosed envelope not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting, or delivered to the chairman on the day of the Meeting or adjournment thereof.

         A proxy given pursuant to this solicitation may be revoked by instrument in writing, including another proxy bearing a later date, executed by the shareholder or by his attorney authorized in writing, and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting, or adjournment thereof, or in any other manner permitted by law.

Voting of Proxies
-----------------


         UNLESS OTHERWISE INDICATED ON THE FORM OF PROXY, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES IN FAVOR OF PERSONS DESIGNATED IN THE PRINTED PORTION OF THE ENCLOSED FORM OF PROXY WILL BE VOTED (I) TO ELECT MANAGEMENT'S FIVE NOMINEES FOR DIRECTOR, (II) TO APPOINT DELOITTE & TOUCHE LLP AS THE CORPORATION'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003,
(III) TO APPROVE THE DORAL TRANSACTIONS AND DORAL TRANSACTION DOCUMENTS AND THE ISSUANCE OF THE DORAL SHARES, AND (IV) TO APPROVE THE BY-LAW AMENDMENT, AS SUCH MATTERS ARE DESCRIBED AND DEFINED BELOW. IF SO INDICATED ON THE FORM OF PROXY, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES IN FAVOR OF PERSONS DESIGNATED IN THE PRINTED PORTION OF THE ENCLOSED FORM OF PROXY WILL BE WITHHELD FROM VOTING WITH RESPECT TO, OR VOTED AGAINST, ANY OR ALL OF THE FOUR MATTERS IDENTIFIED IN THE PRECEDING SENTENCE. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the notice of Meeting, or other matters which may properly come before the Meeting. At the time of printing this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting.


Voting Securities
-----------------


         The authorized capital of the Corporation consists of an unlimited number of Common Shares. As of [date within 30 days of mailing], 2003, the Corporation had issued and outstanding [31,110,107] Common Shares.

         The Corporation shall make a list of all persons who are registered holders of Common Shares on May [13], 2003 (the "Record Date") and the number of Common Shares registered in the name of each person on that date. Each shareholder is entitled to one vote for each Common Share registered in his name as it appears on the list except to the extent that such shareholder has transferred any of his shares after the Record Date and the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he owns the shares and demands, not later than ten days before the Meeting, that his name be included in the list. In such case the transferee is entitled to vote his shares at the Meeting.


         Two persons present in person and each entitled to vote at a meeting of shareholders is required for a quorum. An abstention will be counted as "represented" for the purpose of determining the presence or absence of a quorum. A broker non-vote, which is an indication by a broker that it does not have discretionary authority to vote on a particular matter, will not be treated as "represented" for quorum purposes.


         Under the Canada Business Corporations Act (the "CBCA"), once a quorum is established, in connection with the election of directors, the five nominees receiving the highest number of votes will be elected. In order to approve each of the proposals in respect of the appointment of independent auditors, the proposal to approve the Doral Transactions, Doral Transaction Documents and Doral Shares, and the proposal to approve the By-law Amendment, the votes cast in favour of such proposal must exceed the votes cast against. Abstentions and broker non-votes will not have the effect of being considered as votes cast against any of the matters considered at the Meeting.

Exchange Rate Information
-------------------------

         The following exchange rates represent the noon buying rate in New York City for cable transfers in Canadian dollars (CDN. $), as certified for customs purposes by the Federal Reserve Bank of New York. The following table sets forth, for each of the years indicated, the period end exchange rate, the average rate (i.e. the average of the exchange rates on the last day of each month during the period), and the high and low exchange rates of the U.S. Dollar (U.S. $) in exchange for the Canadian Dollar (CDN. $) for the years indicated below, based on the noon buying rates.

      --------------------------------------------------------------------------------------------------------
                                                    Year Ended December 31,
                          2002           2001              2000               1999                1998
      --------------------------------------------------------------------------------------------------------
                       (Each U.S. Dollar Purchases the Following Number of Canadian Dollars)
      --------------------------------------------------------------------------------------------------------

           High          1.6128         1.6023            1.5600             1.5302              1.5770
      --------------- -------------- -------------- ------------------- ------------------ -------------------

           Low           1.5108         1.4933            1.4350             1.4440              1.4075
      --------------- -------------- -------------- ------------------- ------------------ -------------------

         Average         1.5702         1.5519            1.4871             1.4827              1.4894
      --------------- -------------- -------------- ------------------- ------------------ -------------------

         Year End        1.5800         1.5925            1.4995             1.4440              1.5375
      --------------- -------------- -------------- ------------------- ------------------ -------------------

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS


         The Articles of Continuance of the Corporation (the "Articles"), provide that the board of directors of the Corporation (the "Board") may consist of a minimum of three and a maximum of nine directors, to be elected annually. Each director will hold office until the next annual meeting or until his successor is duly elected unless his office is earlier vacated in accordance with the by-laws of the Corporation. Pursuant to the Articles, the Board has been empowered to set the size of the Board, subject to any limitations set forth in the Articles of the CBCA. The Articles provide that the Board may, between meetings of shareholders, appoint one or more additional directors, but only if, after such appointment, the total number of directors would not be greater than one and one-third times the number of directors required to have been elected at the last annual meeting of shareholders.


         At the Meeting, shareholders of the Corporation will be asked to elect five directors. The following table provides the names of the director nominees of management of the Corporation (the "Nominees") and information concerning them. The persons in the enclosed form of proxy intend to vote for the election of the Nominees. Management does not contemplate that any of the Nominees will be unable to serve as a director. None of the Nominees or current directors or officers was selected pursuant to any arrangement or understanding between him and any other person.


------------------------------------------------------------------------------------------------------------------
                                                                                       Number of Common Shares
                                                          Period of Service as a      Beneficially Owned or Over
Name & Municipality of Residence          Office                 Director           Which Control is Exercised(1)
------------------------------------------------------------------------------------------------------------------

William Long                       Chief Executive              Since 1988                  2,369,529 (2)
Cody, Wyoming                      Officer & Director

------------------------------------------------------------------------------------------------------------------
James Golla                        Director                     Since 1994                     55,000 (3)
Mississauga, Ontario
------------------------------------------------------------------------------------------------------------------

George Hartman                     Director                     Since 1997                     45,000 (4)
Fenelon Falls, Ontario
------------------------------------------------------------------------------------------------------------------

Robert Sheldon                     Director                     Since 1997                     45,000 (5)
Half Moon Bay, British Columbia
------------------------------------------------------------------------------------------------------------------

Edward Dickinson                   Chief Financial              Since 2002                    379,700(6)
Reno, Nevada                       Officer, Secretary &
                                   Director
------------------------------------------------------------------------------------------------------------------

 (1) The information as to Common Shares beneficially owned or over which they exercise control or direction not being within the knowledge of the Corporation has been furnished by the respective Nominees individually. Includes all Common Shares issuable pursuant to the exercise or conversion of options that are exercisable within 60 days.

(2) Includes 287,500 Common Shares held by the MBRT Trust, an irrevocable trust for the benefit of the minor children of Dr. Long, and 125,000 Common Shares subject to warrants held by the MBRT Trust. Dr. Long disclaims any beneficial interest in such 412,500 Common Shares. Also includes 100,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1996 Plan and 260,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1998 Plan.
(3) Includes 20,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1996 Plan and 35,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1998 Plan.
(4) Includes 45,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1998 Plan.
(5) Includes 45,000 Common Shares subject to presently exercisable options granted to Mr. Sheldon pursuant to the 1998 Plan.
(6) Includes 250,000 Common Shares subject to presently exercisable options granted to Mr. Dickinson pursuant to the 1996 Plan and 129,700 Common Shares subject to presently exercisable options granted to Mr. Dickinson pursuant to the 1998 Plan.


         IF ANY OF THE NOMINEES IS FOR ANY REASON UNAVAILABLE TO SERVE AS A DIRECTOR, PROXIES IN FAVOR OF MANAGEMENT WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

         Set forth below is a description of each of the directors, nominees and executive officers of the Corporation and a key employee of the Corporation, including their principal occupations for the past five years:

Directors
---------

         William P. Long, 56, was President from 1998 until April 2002, at which time he was replaced as President and was appointed to the newly created office of Chief Executive Officer. Dr. Long has also been a director of the Corporation since 1988, and an officer and director of Fine Gold Recovery Systems, Inc.
("Fine Gold"), a wholly-owned subsidiary of the Corporation, since February 1996. Dr. Long has been an executive officer of Mineral Recovery Systems, Inc. ("MRS"), since its formation in April 1987 and is also a director. In addition, he is a director of Altair Nanomaterials, Inc., a wholly-owned subsidiary of MRS. From 1987 to 1988, Dr. Long was a mineral and energy consultant, providing various services to clients in the mining and energy industries, including arranging precious metal property acquisitions, supervising mineral evaluations, and providing market analyses. From 1980 to 1986, Dr. Long served as the Executive Vice President and Chief Financial Officer of Thermal Exploration Corporation. From 1974 to 1980, Dr. Long was employed by Amax Exploration, Inc. in various capacities, including Systems Engineer, Business Analyst and Business Manager. Dr. Long is affiliated with the American Institute of Chemical Engineers and the American Institute of Mining Engineers. He obtained a bachelors degree in Chemical and Petroleum Refining Engineering and a Ph.D. in Mineral Economics from the Colorado School of Mines in 1969 and 1974, respectively.

         James I. Golla, 70, has been a director of the Corporation since February 1994. He also currently serves as a director of Apogee Minerals Ltd, European Gold Resources Inc., Assure Energy, Inc., Radiant Energy Inc. and Barton Bay Resources Inc. Mr. Golla was a journalist with the Globe and Mail, Canada's national newspaper, from 1954 until his retirement early in 1997.

         George E. Hartman, 54, was elected a director of the Corporation in March 1997. From 1995 until 1998, Mr. Hartman served as President of Planvest Pacific Financial Corp. ("Planvest Pacific"), a Vancouver-based financial planning firm with U.S. $1 billion of assets under management. Mr. Hartman also served on the board of directors of Planvest Capital Corp., the parent of Planvest Pacific. From 1998 until 2000, Mr. Hartman was Senior Vice President of Financial Concept Group until the firm's sale to Assante Corporation, a North American financial services industry consolidator. At that time, he became Chief Executive Officer of PlanPlus Inc., Canada's oldest firm specializing in the development and distribution of wealth management software to the financial services industry. Mr. Hartman also continues as President of Hartman & Company, Inc., a firm he founded in 1991 which provides consulting services to the financial services industry. Mr. Hartman is the author of Risk is a Four-Letter Word--The Asset Allocation Approach to Investing, a Canadian best-seller published in 1992, and is the author of its sequel, Risk is STILL a Four Letter Word, released in 2000.

         Robert Sheldon, 80, has been a director of the Corporation since June 1997. He also currently serves as a director of Aspen Exploration Corporation, Tananger Resources and Pallaum Mining Inc. Since his retirement in 1988, Mr. Sheldon has performed consulting work for several clients, including Newmont Exploration of Canada Limited. Mr. Sheldon served as President of Newmont
Exploration of Canada Limited and Vice President of Newmont Mines Limited from 1975 until 1988 when he retired. Mr. Sheldon was responsible for mineral exploration, appraisals and development of mining properties throughout Canada for Newmont Mining Corporation, a natural resource company with worldwide operations. Mr. Sheldon obtained a bachelors degree in Geological Engineering from the University of British Columbia in 1948. He is a member of the Association of Professional Engineers of British Columbia, the American Institute of Mining and Metallurgy, the Canadian Institute of Mining and Metallurgy, the Society of Mining Engineers, the British Columbia and Yukon Chamber of Mines (past president) and the Engineers Club, Vancouver, British Columbia (past president).

         Edward H. Dickinson, 56, was appointed Chief Financial Officer of the Corporation in March 2000, was appointed Secretary in June 2001 and has been a director of the Corporation since 2002. He also currently serves as Secretary, Treasurer and a director of MRS and Secretary and Treasurer of Altair Nanomaterials, Inc. Mr. Dickinson had previously served as Director of Finance of the Corporation since August 1996. From 1994 to 1996, Mr. Dickinson was employed by the Southern California Edison Company as a negotiator of non-utility power generation contracts. Mr. Dickinson was Vice President and Director of Geolectric Power Company during 1993 and 1994; and from 1987 through 1992 was the Director of Finance and Administration for OESI Power Corporation. Prior to 1987, Mr. Dickinson held various accounting and program management positions in the United States Department of Energy. Mr. Dickinson, who is a certified public accountant, obtained a masters degree in Accounting from California State University, Northridge in 1978.

Executive Officers
------------------

         The executive officers of the Corporation are William P. Long, Rudi E. Moerck, C. Patrick Costin, and Edward H. Dickinson. Certain information regarding Messrs. Long and. Dickinson is set forth above under "Election of Directors - Directors." Certain information regarding Messrs. Moerck and Costin follows.

         Rudi E. Moerck, 56, was appointed as Vice President of Business Development of the Corporation in January 2002 and was promoted to President of the Corporation in April 2002. Prior to joining the Corporation, in April 1997, Dr. Moerck founded www.Smrtdoc.com, a consulting services provider to the pharmaceutical, virtual pharmaceutical and fine chemical industries. Key assignments at www.Smrtdoc.com have included commercial development projects and mergers and acquisitions. Dr. Moerck also held key senior management positions, including Senior Vice President and General Manager as well as Senior Vice President of Sales and Marketing with Catalytica Pharmaceuticals between June 1998 and January 2002. In 2000, DSM of the Netherlands purchased Catalytica for $800 million. Prior to joining Catalytica Pharmaceuticals, Dr. Moerck held the position of President of Salsbury Chemicals, a subsidiary of Cambrex Corporation, from 1996-1997 and held the position of President of the Pharmaceuticals and Fine Chemicals Group of Cambrex from 1997-1998. Degussa Corporation and Degussa AG employed Dr. Moerck for 13 years during which he held various positions of increasing responsibility, which included the successful green field launch of Degussa's hydrogen peroxide business in North America. Dr. Moerck obtained a bachelors degree in Biology/Chemistry from Florida South College in 1969 and a Ph.D. in Organic Chemistry from University of Florida in 1975, and completed Postdoctoral Fellowships at Ohio State University between 1975 and 1979.

         C. Patrick Costin, 60, was appointed a Vice President of the Corporation in June 1996 and currently serves as the President and a director of Fine Gold and MRS and Vice President of Altair Nanomaterials, Inc. Mr. Costin is the chief executive officer of Costin and Associates, a minerals consulting organization founded by Mr. Costin in 1992 which specializes in identification and evaluation of North American mine and mineral deposit acquisition opportunities. From 1982 to 1992, Mr. Costin served as the manager of U.S. exploration for Rio Algom Ltd. Mr. Costin's additional experience in the mining and minerals industry includes Senior Mineral Economist for the Stanford Research Institute from 1977 to 1982, Senior Geologist for Chevron Resources from 1975 to 1976, Senior Geologist for Newmont Mining Corporation of Canada from 1967 to 1975, and Geologist for United Keno Hill Mines Ltd. from 1965 to 1967. Mr. Costin obtained a bachelors degree in Geological Engineering and a masters degree in Minerals Economics from the Colorado School of Mines in 1965 and 1975, respectively.

Key Employees
-------------

         In addition to its directors and executive officers, the Corporation believes that the performance of Kenneth Lyon, President of Altair Nanomaterials, Inc. is important to the success of the Corporation. Certain information regarding Mr. Lyon is set forth below:

         Kenneth E. Lyon, 62, was appointed President of Altair Nanomaterials, Inc., a wholly-owned subsidiary of the Corporation, in August 2000. Prior to joining Altair Nanomaterials as an officer, Mr. Lyon provided consulting services to Altair Nanomaterials from November 1999 to August 2000. Prior to commencing work with Altair Nanomaterials, Mr. Lyon founded and was president of Idaho Chemical Industries, a chemical distribution and plastics fabrication company, from December 1986 to December 1999. From June 1996 to August 2000, Mr. Lyon also consulted with Project Resources Group for Nippon Sheet Glass and Sumitomo Corporation. Prior to founding Idaho Chemical Industries, Mr. Lyon worked at Morrison-Knudsen Company for nine years where he worked to develop a new business in Chemical and Energy Engineering and held a variety of positions including Director of Synthetic fuels development, Process Facilities Manager-Chevron Shale oil project, Director of Marketing of MK Industrial/MK Furgason, and General Manager of Marketing Latin America. Mr. Lyon was Chairman of the Advisory Counsel of the Technical and Industrial Extension Service of Boise State University from June 1994 to December 1998 and Public Works Commissioner for the City of Boise from June 1989 to November 1999. Mr. Lyon received a bachelors of science degree in chemical engineering from the University of Idaho in 1962.


Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

         Set forth below is information with respect to beneficial ownership of Common Shares as of April [date within 30 days of mailing], 2003 by persons known to the Corporation to own more than 5% of the outstanding Common Shares, each of the Corporation's current executive officers and directors, and by all current officers and directors of the Corporation as a group. Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the Common Shares identified as beneficially owned. The Corporation is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the Corporation.

-----------------------------------------------------------------------------------------------------------------
Title of Class            Name and Address of                        Amount and Nature of           Percentage
                          Beneficial Owner                          Beneficial Ownership(1)         of Class(2)
-----------------------------------------------------------------------------------------------------------------

Common                    William  P.  Long  (Chief   Executive          2,369,529(3)                  7.1%
                          Officer & Director)
                          57 Sunset Rim
                          Cody, Wyoming  82414
-----------------------------------------------------------------------------------------------------------------

Common                    Rudi E. Moerck (President)                       103,500(4)                     *
                          25107 Callaway
                          San Antonio, Texas 78258
-----------------------------------------------------------------------------------------------------------------

Common                    C. Patrick Costin (Vice President)             1,083,333(5)                  3.4%
                          1850 Aquila Avenue
                          Reno, Nevada 89509

-----------------------------------------------------------------------------------------------------------------

Common                    Edward H. Dickinson  (Chief Financial            379,700(6)                  1.2%
                          Officer, Secretary and Director)
                          2595 Sagittarius Drive
                          Reno, Nevada 89509
-----------------------------------------------------------------------------------------------------------------

Common                    James L. Golla (Director)                         55,000(7)                     *
                          829 Terlin Boulevard
                          Mississauga, Ontario L5H 1T1
-----------------------------------------------------------------------------------------------------------------

Common                    George Hartman (Director)                         45,000(8)                     *
                          136 Colborne
                          Fenelon Falls, ON K0M 1N0
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
Title of Class            Name and Address of                        Amount and Nature of           Percentage
                          Beneficial Owner                          Beneficial Ownership(1)         of Class(2)
-----------------------------------------------------------------------------------------------------------------
Common                    Robert Sheldon (Director)                         45,000(9)                     *
                          8789 Redrooffs Road
                          Half Moon Bay, British Columbia
                          V0N 1Y0
-----------------------------------------------------------------------------------------------------------------

Common                    Louis       Schnur       (Significant          3,406,868(10)               9.9%(10)
                          Shareholder)
                          6941 South Western Ave.
                          Chicago, IL  60613
-----------------------------------------------------------------------------------------------------------------

Common                    Cranshire Capital,  L.P. (Significant          1,819,945(11)                 5.5%
                          Shareholder)
                          666 Dundee Road, Suite 1901
                          Northbrook, IL  60062
-----------------------------------------------------------------------------------------------------------------

Common                    All   Directors  and  Officers  as  a          4,081,062(12)                11.6%
                          Group
                          (7 persons)
-----------------------------------------------------------------------------------------------------------------

* Represents less than 1% of the outstanding Common Shares.

(1) Includes all Common Shares issuable pursuant to the exercise or conversion of options and warrants that are exercisable within 60 days of [date within 30 days of mailing], 2003.
(2) Based on [31,005,941] Common Shares outstanding as of [date within 30 days of mailing], 2003. Common Shares underlying options or other convertible securities are deemed to be outstanding for purposes of calculating the percentage ownership of the owner of such convertible securities, but not for purposes of calculating any other person's percentage ownership.
(3) Includes 287,500 Common Shares held by the MBRT Trust, an irrevocable trust for the benefit of the minor children of Dr. Long, and 125,000 Common Shares subject to warrants held by the MBRT Trust. Dr. Long disclaims any beneficial interest in such 412,500 Common Shares. Also includes 100,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1996 Altair Nanotechnologies Inc. Stock Option Plan (the "1996 Plan") and 260,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1998 Altair Nanotechnologies Inc. Stock Option Plan (the "1998 Plan").
(4) Includes 100,000 Common Shares subject to presently exercisable options granted to Mr. Moerck pursuant to the 1998 Plan.
(5) Includes 100,000 Common Shares subject to presently exercisable options granted to Mr. Costin pursuant to the 1996 Plan and 175,000 Common Shares subject to presently exercisable options granted to Mr. Costin pursuant to the 1998 Plan.
(6) Includes 250,000 Common Shares subject to presently exercisable options granted to Mr. Dickinson pursuant to the 1996 Plan and 129,700 Common Shares subject to presently exercisable options granted to Mr. Dickinson pursuant to the 1998 Plan.
(7) Includes 20,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1996 Plan and 35,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1998 Plan.
(8) Includes 45,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1998 Plan.
(9) Includes 45,000 Common Shares subject to presently exercisable options granted to Mr. Sheldon pursuant to the 1998 Plan.
(10) Includes 2,886,449 presently exercisable warrants to purchase Common Shares. Mr. Schnur's warrants are all subject to a provision prohibiting exercise of such warrants if, after such exercise, Mr. Schnur would beneficially own more than 9.9% of the outstanding Common Shares. But for the effect of such provision, Mr. Schnur would beneficially own 4,152,640 Common Shares (3,632,221 subject to warrants), representing 11.8% of the Common Shares that would be outstanding were such warrants exercised.
(11)     Includes 1,155,211  presently  exercisable  warrants to purchase Common
         Shares.
(12) Includes 470,000 Common Shares subject to presently exercisable options granted to officers and directors pursuant to the 1996 Plan, 789,700 Common Shares subject to presently exercisable options granted to officers and directors pursuant to the 1998 Plan, and 125,000 Common Shares subject to warrants held by the MBRT Trust.

Executive Compensation
----------------------

(a)      Compensation of Officers

         The following table, presented in accordance with Regulation 14A promulgated under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), sets forth all annual and long-term compensation for services rendered in all capacities to the Corporation and its subsidiaries for the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000 in respect of William P. Long who was, at December 31, 2002, the Chief Executive Officer of the Corporation and C. Patrick Costin who was, at December 31, 2002, the Vice President of the Corporation. The Corporation had no other executive officer whose total salary and bonuses during the fiscal year ended December 31, 2002 exceeded U.S. $100,000. The table also sets forth all annual and long-term compensation for services rendered in all capacities to the Corporation and its subsidiaries for the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000 in respect of Kenneth E. Lyon, who was, at December 31, 2002, the President of Altair Nanomaterials, Inc., a wholly owned subsidiary of the Corporation.

                                                 Summary Compensation Table
                                       Annual Compensation                        Long Term Compensation
                                       -------------------                        ----------------------
                                                                           Restricted
                                                                 Other      Shares or   Securities
                          Fiscal                                 Annual    Restricted     Under                   All Other
                          Year                                   Compens      Share      Options         LTIP      Compen-
                          Ended       Salary (1)    Bonus(1)      ation       Units       Granted       Payouts     sation
    Name and Title       Dec. 31,      (U.S. $)     (U.S. $)    (U.S. $)      (#)          (#)         (U.S. $)   (U.S. $)
    --------------       --------      --------     --------    --------      ---          ---         --------   --------

William P. Long, Chief     2002         91,200     9,120        Nil          Nil        110,000        Nil      116,000(2)
Executive Officer and      2001         91,200     9,120        Nil          Nil        100,000        Nil         Nil
Director                   2000         91,200    9,120         Nil          Nil          Nil          Nil         Nil

C. Patrick Costin, Vice    2002        100,320     Nil          Nil          Nil          Nil          Nil         Nil
President                  2001        100,320     Nil          Nil          Nil        125,000        Nil         Nil
                           2000        100,320     Nil          Nil          Nil          Nil          Nil         Nil

Kenneth E. Lyon            2002        108,000     Nil          Nil          Nil         10,000        Nil         Nil
President of Altair        2001        103,846     Nil          Nil          Nil         30,000        Nil         Nil
Nanomaterials, Inc.        2000         49,500     Nil          Nil          Nil         20,000        Nil         Nil

(1) Bonus and salary amounts reflect amounts accrued and payable to Dr. Long for each fiscal year in accordance with the terms of his employment agreement with the Corporation. See "Executive Compensation
         - Employment Contracts." Amounts actually paid to Dr. Long in fiscal years 2002, 2001 and 2000 were U.S. $100,320, U.S. $91,200 and U.S.
         $100,320, respectively.

(2) This amount represents the value, as of the issue date, of 200,000 Common Shares issued to Dr. Long in connection with the termination of certain terms of his employment agreement.


(b)      Option Grants in 2002

          The following table provides details with respect to stock options, if any, granted to Dr. Long, Mr. Costin and Mr. Lyon during the year ended December 31, 2002:


                                    Individual Grants
-----------------------------------------------------------------------------------------------------------------------------


                                   % of Total                 Market Value of                 Potential Realizable
                                    Options                     Securities                   Value at Assumed Rates
                                   Granted to     Exercise     Underlying                        of Share Price
                                   Employees in   Price per   Options on the                Appreciation for Option
                                    Financial      Share       Date of Grant  Expiration          Term (US$)
                          Name        Year         (US$)         (US$)          Date          5%            10%
----------------------------------------------------------------------------------------------------------------------------
William P. Long,          110,000    16.2%         1.20           0.89         05/04/07     (7,052)      25,669
President and Director
----------------------------------------------------------------------------------------------------------------------------
Kenneth E. Lyon,           10,000     1.5%         0.70           0.50         12/30/07       (619)       1,053
President of Altair
Nanomaterials, Inc.
----------------------------------------------------------------------------------------------------------------------------

         On May 6, 2002, the Board approved an extension of the expiry date from May 14, 2002 to May 14, 2004 for 100,000 options held by Dr. Long and 100,000 options held by Mr. Costin.

(c)      Aggregated Option Exercises and Year-end Option Values

         The following table provides information regarding options held by Dr. Long, Mr. Costin and Mr. Lyon as at December 31, 2002 and options exercised by them during the year ended December 31, 2002:

-------------------------------------------------------------------------------------------------------------------------

                        Securities                  Number of Securities Underlying          Value of Unexercised
                       Acquired on     Aggregate        Unexercised Options at             In-the-money Options at
                         Exercise        Value            December 31, 2002                  December 31, 2002
        Name               (#)         Realized      Exercisable     Unexercisable
                                                       (#)               (#)                 Exercisable     Unexercisable
-------------------------------------------------------------------------------------------------------------------------

William P. Long,            Nil            Nil         360,000           Nil                     Nil            N/A
CEO and Director
-------------------------------------------------------------------------------------------------------------------------

C. Patrick Costin,          Nil            Nil         275,000           Nil                     Nil            N/A
Vice President
-------------------------------------------------------------------------------------------------------------------------
Kenneth E. Lyon
President of Altair         Nil            Nil         260,000           Nil                     Nil            N/A
Nanomaterials Inc.
-------------------------------------------------------------------------------------------------------------------------

 (d)     Compensation of Directors

         Directors who are not officers of the Corporation are paid U.S. $1,000 per meeting attended in person for their services as directors. During the year ended December 31, 2002, there were no payments made to directors of the Corporation for attending meetings. Directors who are not officers are entitled to receive compensation to the extent that they provide services to the Corporation at rates that would be charged by such directors for such services to arm's length parties. No such amounts were paid to directors during the year ended December 31, 2002 other than amounts paid to Dr. Long in his capacity as Chief Executive Officer set forth herein.

         Directors of the Corporation and its subsidiaries are also entitled to participate in the 1996 Plan and the 1998 Plan. As at [date within 30 days of mailing], 2003, the Corporation had outstanding options to purchase 735,000 Common Shares under the 1996 Plan, 370,000 of which have been granted to directors, and options to purchase 3,326,700 Common Shares under the 1998 Plan, 514,700 of which have been granted to directors.

(e)      Employment Contracts

         William P. Long, Chief Executive Officer of the Corporation, has entered into an employment agreement with the Corporation dated January 1, 1998. The term of the agreement commenced on January 1, 1998 and, unless earlier terminated, expires on December 31, 2007. Pursuant to the agreement, Dr. Long is paid a salary of U.S. $7,600 per month and an annual bonus, determined by the Board, of not less than 10% of Dr. Long's annual compensation.

(f)      Compensation Committee Interlocks and Insider Participation

         The Corporation's executive compensation program is administered by the Board as the Corporation does not have an independent compensation committee. The Board currently consists of William Long, Robert Sheldon, James Golla, George Hartman and Edward Dickinson. In addition to evaluating and approving employment contracts for key employees throughout the year, the Board formally considered compensation issues five times during the 2002 fiscal year in connection with the authorization of grants of options to purchase Common Shares. Dr. Long is the Chief Executive Officer of the Corporation and Edward Dickinson is the Chief Financial Officer and Secretary of the Corporation. None of the other directors is an officer or employee of the Corporation. Although certain members of the Board are executive officers, none participates in the determination of his own salary or bonus.

(g)      Compensation Committee Report

         Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the United States Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, that incorporates by reference, in whole or in part, subsequent filings including, without limitation, this Information Circular and Proxy Statement, the Compensation Committee Report and the Performance Graph set forth below shall not be deemed to be incorporated by reference into any such filings.

         As required by the proxy rules promulgated by the Securities and Exchange Commission (the "SEC") and applicable Canadian securities laws, this Compensation Committee Report describes the overall compensation goals and policies applicable to the executive officers of the Corporation, including the basis for determining the compensation of executive officers for the 2002 fiscal year.

         Compensation Objectives and Policies

         In  determining  the amount and  composition  of  compensation  for the
Corporation's executive officers, the Board is guided by several factors. Because the Corporation has a small number of employees, compensation practices are flexible in response to the needs and talents of the individual officer, entrepreneurial, and geared toward rewarding contributions that enhance shareholder value. Because the Corporation has no substantial revenues from operations and needs capital for research and development, the Corporation keeps salaries and bonuses at levels that the Corporation believes are lower than many of the Corporation's competitors and compensates employees (including executive officers) primarily in the form of stock options. The extensive use of stock options is also designed to align the interest of the executive officers and other employees with the long-term interests of the Corporation and to attract and retain talented employees who can enhance the Corporation's value.

         Compensation Components

         Annual Base Salary. The Corporation's compensation of its executive officers consists of three components: base salary, bonuses, and long-term incentive awards in the form of stock options. The Board establishes base salaries based primarily on its subjective judgment, taking into consideration both qualitative and quantitative factors. Among the factors considered by the Board are: (i) the qualifications and performance of each executive officer;
(ii) the performance of the Corporation as measured by such factors as progress in product development and increased shareholder value; (iii) salaries provided by other companies inside and outside the industry that are of a comparable size and at a similar development stage, to the extent known; and (iv) the capital position and needs of the Corporation. The Board does not assign any specific weights to these factors in determining salaries. It does, however, try to keep base salaries as low as possible, consistent with the needs and status of the executive officers, in order to preserve capital for future growth and development.

         Incentive Bonuses. The Corporation also compensates its executive officers in the form of bonuses. Pursuant to the terms of an employment agreement executed by the Corporation and the Corporation's Chief Executive Officer, William P. Long, Dr. Long is entitled to receive a bonus, the amount of which is determined by the Board but in no event is less than ten percent of his annual base salary. In addition, the Corporation may pay bonuses to other executive officers or key employees in the future as a reward for significant and specific achievements that have a significant impact on shareholder value. Because the Corporation does not have a history of earnings per share, net income, or other conventional data to use as a benchmark for determining the amount or existence of bonus awards, the Board generally makes such determinations based on its subjective evaluation of each individual's contribution to the Corporation. In some cases, however, bonuses payable to individuals may be tied to specific criteria identified at the time of engagement. In the 2002 fiscal year, no executive officer received a bonus except that received by Dr. Long, as described in greater detail below. The Board's action was based on its conclusion that, despite the superior personal performance of the executive officers, no cash incentive bonuses other than the mandatory bonus paid to Dr. Long should be awarded in the 2002 fiscal year due to the lack of substantial revenue during the 2002 fiscal year.

         Stock Options. The Corporation relies extensively on stock options to compensate executive officers and other key employees. The 1996 Plan and the 1998 Plan are designed to give each option holder an interest in preserving and maximizing shareholder value in the longer term, to reward option holders for past performance and to give option holders the incentive to remain with the Corporation long term. Individual grants are determined on the basis of the Board's assessment of an individual's current and expected future performance, level of responsibilities, and the importance of his or her position with, and contribution to, the Corporation. In the 2002 fiscal year, the Board awarded options to purchase 110,000 Common Shares to Dr. Long, 300,000 Common Shares to Dr. Moerck and 10,000 Common Shares to Mr. Lyon in order to ensure that they have a continued interest in setting strategies and making decisions that enhance shareholder value.

         Chief Executive Compensation for 2002

         Based on the Board's subjective impression of the salaries of presidents or chief executive officers of similarly situated development stage companies (both in and outside the industry), the value of the Common Shares, the Corporation's progress in finding a market niche and exploiting its assets, and the Board's subjective assessment of the contribution of Dr. Long, the Board determined in January, 1998 to retain Dr. Long's base salary at U.S. $7,600 per month and guarantee him a bonus equal to at least 10% of his annual salary. Based on all of the aforementioned factors, but primarily the Corporation's lack of substantial revenue during the 2002 fiscal year, the Board determined to pay Dr. Long a bonus of U.S. $9,120 in respect of the 2002 fiscal year, the minimum permitted under his employment contract.

         The foregoing is submitted by the Board of directors:

         William P. Long
         James Golla
         Robert Sheldon
         George Hartman
         Edward Dickinson

 (h)     Performance Graph

         The following chart compares the total cumulative shareholder return for U.S. $100 invested in the Common Shares with the total return of all shares traded on the NASDAQ National Market and NASDAQ SmallCap Market (the "NASDAQ Index") and the total return of shares included in the Standard & Poor's Specialty Chemicals Index (the "S&P Specialty Chemicals Index").

                 [OBJECT OMITTED]            12/31/98       12/31/99       12/31/00        12/31/01       12/31/02

Altair Nanotechnologies Inc.                     100              59             22             21               8
Nasdaq Index                                     100             186            112             89              62
S&P Specialty Chemicals Index                    100             108             94             87              51

Audit Committee and Audit Committee Report
------------------------------------------

         Audit Committee(1). The Corporation is required to have an audit committee, the function of which is to recommend the Corporation's independent auditors and to review the Corporation's accounting practices, controls and all services performed by the independent auditors.

         The audit committee was comprised of James Golla, George Hartman and Robert Sheldon during the 2002 fiscal year and, if elected by the shareholders, each such director is expected to be a member of the audit committee during 2003. The audit committee met twice, via conference call, during the fiscal year ended December 31, 2002. All members of the audit committee are independent according to Nasdaq's independent director and audit committee listing standards.

         Audit Committee Report(1). The audit committee has reviewed and discussed the audited financial statements for fiscal year 2002 with management and the independent auditors. Specifically, the audit committee discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standards No. 61, or SAS 61. In addition, the audit committee discussed with the independent auditors the auditors' independence from management and the Corporation, including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

         Based on the review and discussions with management and the independent auditors described above, the audit committee recommended to the Board that the Corporation's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

         Audit Committee Members

         James Golla
         George Hartman
         Robert Sheldon
         -----------------------------

         (1) This section is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, regardless of date or any other general incorporation language in such filing.



Report On Repricing Of Stock Options
------------------------------------

         On May 6, 2002, the Board authorized the repricing of existing options held by certain employees, including outstanding options held by Mr. Lyon and Mr. Dickinson. The Board, in consideration of the decline in trading price of the Corporation's Common Shares since the original options were granted, desired to continue to provide sufficient incentive for the option holders to remain employees of the Corporation. Accordingly, the Board reduced the exercise price of the options to a price nearer the then-current market price of the Common Shares. The foregoing is submitted by the Board of directors:

         William P. Long
         James Golla
         Robert Sheldon
         George Hartman
         Edward Dickinson

         The following table provides information related to any options held by executive officers of the Company or its consolidated subsidiaries that have been repriced during the prior 10 completed fiscal years of the Company:


-----------------------------------------------------------------------------------------------------------------

                                        Number of       Market                                      Length of
                                        Securities     Price of                                     Original
                                        Underlying     Stock at        Exercise                   Option Term
                                       Options/SARs    Time of       Price at Time     New         Remaining at
                                       Repriced or     Repricing   of Repricinge or   Exercise      Date of
  Name and Position         Date       Amended (#)   or Amendment     Amendment ($)   Price ($)  Amendment (Years)

-----------------------------------------------------------------------------------------------------------------

Edward Dickinson         May 6, 2002      45,000        $0.89          $3.06           $1.20           3.8
   (Chief Financial
   Officer,  Secretary
   and Director)

-----------------------------------------------------------------------------------------------------------------

Kenneth Lyon            May 6, 2002       30,000        $0.89          $2.25           $1.20           4.2
(President of Altair
Nanomaterials, Inc.)

-----------------------------------------------------------------------------------------------------------------


Meetings of Directors and Nominating Committee
----------------------------------------------

         During the fiscal year ended December 31, 2002, the Board held six meetings via conference call. In addition, the Board considered and acted on various matters throughout the year by executing twenty-two consent resolutions by unanimous written consent. The Corporation does not maintain a standing nominating committee of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------


         Section 16(a) of the Exchange Act requires the Corporation's officers and directors to file reports concerning their ownership of Common Shares with the SEC and to furnish the Corporation with copies of such reports. Based solely upon the Corporation's review of the reports required by Section 16 and amendments thereto furnished to the Corporation, the Corporation believes that all reports required to be filed pursuant to Section 16(a) of the Exchange Act were filed with the SEC on a timely basis except as follows: (a) A Form 4 related to a transaction occurring on January 30, 2002 for Dr. William P. Long, our Chief Executive Officer, was due on February 10, 2002 but was filed on October 23, 2003; (b) Forms 4 related to transactions occurring on April 10, 2002 and December 30, 2002 for Rudi E. Moerck, our President, were due on May 10, 2002 and January 2, 2003, respectively, but were filed on a single Form 4 on February 24, 2003; and (c) a Form 4 related to a transaction occurring on February 20, 2003 for Rudi E. Moerck, our President, was due on February 24, 2003 but was filed on March 14, 2003.


Certain Relationships and Related Transactions
----------------------------------------------

         During September 2002, Louis Schnur, a principal shareholder of the Corporation, purchased 890,593 Common Shares and 1,335,890 warrants for total consideration of $935,123. The warrants have exercise prices ranging from $1.50 to $2.50 and expiration dates ranging from September 5, 2007 to September 26, 2007, but may be triggered earlier dependent upon the closing price of the Common Shares. In addition, Mr. Schnur exercised warrants in April 2002 to purchase 286,169 Common Shares at $1.05 per share. These warrants had been repriced to $1.05 per share from prices ranging from $3.50 to $5.00 per share.

         Cranshire Capital, L.P. became a significant shareholder of the Corporation on May 7, 2003, following its purchase, for an aggregate purchase price of $750,000 of 937,500 Common Shares and 234,375 warrants to purchase common shares. The warrants have an exercise price of $1.13 per share and expire on May 7, 2002.

         Between September 5, 2002, and November 26, 2002, Cranshire Capital, L.P. purchased an aggregate of 1,233,334 Common Shares and 920,836 warrants to purchase common shares for an aggregate purchase price of $600,000. The warrants have exercise prices ranging from $1.00 to $1.75 per share and expiration dates ranging from September 5, 2007 to November 26, 2007.


         In October 2001, C. Patrick Costin, Vice President of the Corporation, loaned $75,000 to the Corporation on a short-term, unsecured basis. The loan was non-interest bearing and payable on demand. In November 2001, $25,000 was repaid and the remaining $50,000 was repaid in 2002.

         During 2001, William Long, Chief Executive Officer of the Corporation made loans to the Corporation totaling $63,000 on a short-term, unsecured basis. The loans were non-interest bearing and payable on demand. The loans were repaid in 2002.

         The employment agreement between the Corporation and Dr. Long, our Chief Executive Officer, contains a provision requiring the Corporation to issue Dr. Long 200,000 Common Shares in connection with a termination of his employment agreement. In exchange for Dr. Long's termination of his rights under such provision, during December 2002, Dr. Long was issued 200,000 Common Shares.

Indebtedness of Officers and Directors to the Corporation
---------------------------------------------------------

         No officer or director of the Corporation was indebted to the Corporation as of December 31, 2002 or as at the date of this Information Circular.

Interest of Insiders in Material Transactions
---------------------------------------------

         Except as otherwise disclosed herein, no insider of the Corporation has any interest in material transactions involving the Corporation.

Vote Required
-------------

         In connection with the election of directors, the five nominees receiving the highest number of votes will be elected.

         PROPOSAL NO. 2 -- RATIFICATION OF APPOINTMENT OF
                           INDEPENDENT PUBLIC ACCOUNTANTS

         Ratification of the appointment by the Board of Deloitte & Touche LLP as the independent public accountants for the Company for the fiscal year ending December 31, 2003, and authorization of the Board to set their remuneration, is to be voted upon at the Meeting. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting to answer questions or make a statement.

Audit Fees
----------

         The Corporation was billed $107,977 for professional services rendered for the audit of its financial statements for the year ended December 31, 2002, the review of the financial statements included in the Corporation's quarterly reports for such year and review of SEC registration statements during the year.

Financial Information Systems Design and Implementation Fees and All Other Fees
-------------------------------------------------------------------------------

         During  the  2002  fiscal   year,   Deloitte  &  Touche  LLP  were  not
commissioned to provide any services other than the audit and review services described in "Audit Fees" above.


Change of Independent Auditors During 2001
------------------------------------------

         McGovern,   Hurley,   Cunningham,   LLP,  Chartered  Accountants,   the
independent public accountants initially retained by the Corporation for the fiscal year ended December 31, 2000, were dismissed as of March 20, 2001. The decision to change the Corporation's independent public auditors was recommended by management and approved by the Board and the audit committee of the Corporation. In connection with the audit of the Corporation's financial statements for the fiscal years ended December 31, 1999 and December 31, 1998 and the subsequent interim period ended March 20, 2001, there were no disagreements with McGovern, Hurley, Cunningham on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to McGovern, Hurley, Cunningham's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of McGovern, Hurley, Cunningham on the consolidated financial statements of the Corporation and its subsidiaries as of and for the fiscal years ended December 31, 1999 and December 31, 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         Pursuant to the recommendation of management and the approval of the Board and audit committee of the Corporation, the Corporation appointed Deloitte & Touche LLP as the Corporation's independent public accountants for the fiscal year ended December 31, 2000. No consultations occurred between the Corporation and Deloitte & Touche during the two fiscal years and any interim period preceding the appointment of Deloitte & Touche regarding the application of accounting principles, the type of audit opinion that might be rendered or other accounting, auditing or financial reporting issues. The Corporation engaged Deloitte & Touche effective March 20, 2001.


Vote Required and Recommendation of the Board of Directors
----------------------------------------------------------

         The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of the appointment of Deloitte & Touche LLP. Under the CBCA, once a quorum is established, shareholder approval with respect to a particular resolution is generally obtained when the votes cast in favour of the proposal exceed the votes cast against such proposal. Accordingly, abstentions and broker non-votes will not have the effect of being considered as votes cast against the ratification of the appointment of Deloitte & Touche LLP.

         The Board recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as independent public accountants for the fiscal year ending December 31, 2003 and authorization of the board of directors to set their remuneration.




                 PROPOSAL NO. 3 - APPROVAL OF DORAL TRANSACTIONS

         Since December 15, 2000, the Corporation has entered into various related transactions with Doral 18, LLC ("Doral") involving the issuance of Common Shares, notes convertible into Common Shares and warrants for the purchase of Common Shares. In order to satisfy a covenant in one such note, and a listing requirement of the Nasdaq SmallCap Market, at the Meeting, shareholders are being asked to consider and authorize, approve, adopt and ratify such transactions, the related agreement and the Common Shares issued in such transactions.


Description of Doral Transactions and Related Securities
--------------------------------------------------------

     Initial Transaction. On December 15, 2000, the Corporation and Doral entered into a Securities Purchase Agreement (the "Initial Purchase Agreement") pursuant to which the Corporation issued to Doral a $7,000,000 Asset-Backed Exchangeable Term Note (the "Initial Note") and a Warrant to purchase 350,000 Common Shares at an initial exercise price of $3.00 per share at any time on or before December 15, 2005 (the "Initial Warrants"). The Initial Note, the Initial Warrants and related rights were sold to the investor in exchange for $7,000,000 (less financing fees).

           The Initial Note was in the principal amount of $7,000,000 and the holder earned interest at a rate of 10% per annum. Under the Initial Note, the Corporation was required to make monthly payments on or before the 15th day of each calendar month in the principal amount of $291,667 plus accrued interest (the "Monthly Payment Amount"). The Initial Note was due and payable in full on December 15, 2003. The Corporation was permitted to redeem the Monthly Payment Amount in cash. If the Corporation elected not to redeem the Monthly Payment Amount, on each due date, the holder of the Initial Note automatically received the right to exchange (immediately or at any later date during the term) the Monthly Payment Amount into Common Shares at the applicable "Exchange Price." The Exchange Price for any date was the lesser of (a) a Fixed Exchange Price, as adjusted, or (b) the average of the lowest three daily trading prices of the Common Shares during the 15 trading days ending on the day before an exchange right was exercised. Through December 28, 2001, a total of 824,800 Common Shares were issued under exchange rights that accrued under the Initial Note.

           The Initial Note was secured by a pledge of the intellectual property and common stock of Altair Nanomaterials, Inc., a second-tier wholly-owned subsidiary of the Corporation. Altair Nanomaterials, Inc. owns and operates the titanium processing technology the Corporation acquired in 1999. The Initial Note was also secured by a pledge of the common stock and leasehold interests of Mineral Recovery Systems, Inc., which owns and operates the Corporation's leasehold interests in the Camden, Tennessee area.

           In addition, in connection with the issuance of the Initial Note, the Corporation agreed to file, and cause to be effective within a certain time period, a registration statement registering the re-sale of the Common Shares issuable in connection with the Initial Note and the Initial Warrants. In part because of a lengthy Commission review of the registration statement and a change in the Corporation's independent auditors, the Corporation was unable to cause such registration statement to be effective on a timely basis. As part of a negotiated settlement for the untimely registration statement, the Corporation issued to Doral a warrant to purchase 300,000 Common Shares at an exercise price of $3.00 per share at any time on or before December 15, 2005 or the date 60 days following the fifth day the closing price of the Common Shares equals or exceeds $12.00 per share (the "Penalty Warrants").

     The First Note Amendment. On December 28, 2001, the Corporation and Doral entered into a Note Termination and First Amendment Agreement (the "First Amendment Agreement") pursuant to which Doral agreed to terminate the Initial
Note in exchange for (i) $2,500,732 in cash that had been held as collateral for a letter of credit that secured the Initial Note, (ii) a $2 million Secured Term Note (the "First Amended Note"), (iii) warrants (the "First Amendment Warrants") for 200,000 Common Shares of the Corporation with an exercise price of $1.50 per share and (iv) conditional warrants (the "Conditional Warrants") with a nominal exercise price of $.01 per share that vests with respect to 25,000 Common Shares when the price of the Common Shares reaches $2.00 per share and an additional 25,000 Common Shares for each $.50 increase thereafter. The Conditional Warrants expired on March 31, 2003. In connection with the First Amendment Agreement, the Corporation also entered into an Amendment No. 1 to Stock Purchase Warrants (the "Warrant Amendment Agreement") pursuant to which the exercise price of the Initial Warrants and the Penalty Warrants was reduced to $1.50 and pursuant to which all provisions that would cause the exercise price to round down in connection with lower price issuances were deleted.


           The First Amended Note was in the principal amount of $2,000,000, and the holder earned interest at a rate of 11% per annum. Under the First Amended Note, the Corporation was required to make monthly interest payments on or before the 28th day of each calendar month. If the Corporation did not make interest payments in cash on or before the due date, the holder received the right to exchange the amount of the monthly interest payment into Common Shares at a price equal to 75% of the average closing price of the Common Shares as reported by Bloomberg for the five preceding trading days. Between December 28, 2001 and December 31, 2002, a total of 299,304 Common Shares were issued with respect to interest accrued under the First Amended Note.


           The First Amended Note continued to be secured by the same collateral that secured the Initial Note. In connection with the First Amended Note, the Corporation agreed to register, and has registered, the re-sale of all Common Shares issued in connection with the First Amended Note, the First Amendment Warrants, the Conditional Warrants and the Penalty Warrants.


           Second Note Amendment. On November 25, 2002, the Corporation and Doral entered into a Note Amendment Agreement dated November 21, 2002 (the "Second Amendment Agreement"), pursuant to which, among other things, (1) the principal amount of the First Amended Note was reduced from $2,000,000 to $1,400,000 in exchange for the Corporation's issuance of 1,500,000 Common Shares, (2) the First Amended Note was amended to extend the maturity date from March 31, 2003 to March 31, 2004, and (3) warrants (the "Second Amendment Warrants") to purchase 750,000 Common Shares were issued to Doral. The Second Amendment Warrants are exercisable at $1.00 per share and expire on the earlier of November 21, 2007 or, anytime after the underlying Common Shares have been registered for sale, the 180th day following the date the closing price equals or exceeds $3.00 for five consecutive days. In order to effect these amendments to the First Amended Note, and others described below, the parties entered into a Second Amended and Restated Secured Term Note dated November 21, 2002 (the "Second Amended Note"), which supersedes the First Amended Note.

           The Second Amended Note is in the principal amount of $1,400,000 and is due and payable on March 31, 2004. Interest on the Second Amended Note accrues at the rate 11% per annum and is payable monthly in arrears in cash. Under the Second Amended Note, a right to convert $280,000 of principal (a "Conversion Right") accrues on each of March 1, 2003, June 1, 2003, September 1, 2003, December 1, 2003 and March 1, 2004. If the amount that would be subject to a Conversion Right is prepaid prior to the date of accrual, such Conversion Right does not accrue. Once a Conversion Right has accrued, the principal amount subject to such Conversion Right cannot be prepaid unless all principal amounts not subject to a Conversion Right have been prepaid in full. Each Conversion Right gives the holder the right to convert the subject principal amount into Common Shares at a conversion price equal to the lesser of, (a) $1.00, and (b) 70% of the average of the closing price of the Common Shares for the five (5) trading days ending on the trading day immediately preceding the date with respect to which such Conversion Right accrued.

     Rule 4350(i)(1)(D) ("Rule 4350") promulgated by the NASD with respect to the Nasdaq SmallCap Market requires that an issuer whose securities are listed on the Nasdaq SmallCap Market obtain shareholder approval prior to entering into any agreement, or issuing any security, under which the total number of common shares of the company issued could exceed 19.9% of the common shares outstanding immediately prior to the transaction (or the first in a series of related transactions). In order to ensure compliance with Rule 4350, Altair and Doral included in the Second Amended Note a provision that prohibits exercise of any conversion rights under the Second Amended Note if, following such exercise, the total number of common shares issued in connection with the Second Amended Note, all predecessor notes and all related warrants and agreements, would exceed 19.9% of the outstanding common shares on December 15, 2000. In order to persuade Doral to agree to such limitation, the Corporation was required to covenant to submit the Second Amended Note and related transactions to the Corporation's shareholders for approval at the Meeting and to permit Doral to call the Second Amended Note in the event such transactions are not approved at the Meeting.


     The Initial Purchase Agreement, Initial Note, Initial Warrants, Penalty Warrants, First Amendment Agreement, First Amended Note, First Amendment Warrants, Conditional Warrants, Second Amendment Agreement, Second Amended Note and Second Amendment Warrants are collectively referred to as the "Doral Transaction Documents;" and the Common Shares issued under the Doral Transaction Documents to date, and issuable in connection with such documents in the future, are collectively referred to as the "Doral Shares;" and the transaction in which the Doral Transaction Documents were executed and the Doral Shares were or may be issued are collectively referred to as the "Doral Transactions."


Common Shares Issued And Description of Common Shares
-----------------------------------------------------


           Common Shares Issued in Doral Transactions. To date, an aggregate of 3,323,259 Common Shares have been issued pursuant to the Doral Transaction Documents. Subject to approval of the Doral Note Transaction at the Meeting, an indeterminable number of additional Common Shares may become issuable upon the exercise of Conversion Rights that may accrue under the Second Amended Doral Note. In addition, Doral has the right to purchase an aggregate of 2,100,000 Common Shares upon the exercise of the Initial Warrant, the Penalty Warrant, the First Amendment Warrant and the Second Amendment Warrant. No other Doral Transaction Documents provide for future issuances of Common Shares to Doral.


         Description of Common Shares. The Articles authorize the issuance of an unlimited number of Common Shares, which do not have par value. Holders of Common Shares are entitled to one vote per share on all matters to be voted on by shareholders. There is no cumulative voting with respect to the election of directors. The holders of Common Shares are entitled to receive dividends, if any, as may be declared from time to time by our Board in its discretion from funds legally available therefor. Upon our liquidation, dissolution or winding up, the holders of Common Shares are entitled to receive ratably any assets available for distribution to shareholders. The Common Shares have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to such shares. All of the outstanding Common Shares are fully paid and nonassessable.

         Neither the Articles nor the By-laws of the Corporation contain any provision that would delay, defer or prevent a change in control. The Corporation has, however, adopted an Amended and Restated Shareholder Rights Plan Agreement dated October 15, 1999, which allows our shareholders to acquire additional Common Shares at a price that would create a strong disincentive to a tender offer or similar change of control transaction, if a person acquires, or announces an intent to acquire, 15% or more of the outstanding Common Shares, and if certain other conditions are met. A copy of this agreement is attached as
Exhibit 10.1 to the Corporation's Current Report on Form 8-K filed with the SEC on November 18, 1999. A copy of this agreement is also available upon written request to the Corporation.


Use of Proceeds
---------------

         The Corporation received an aggregate of $7,000,000 in connection with the issuance of the Initial Doral Note in December 2000. Since issuing the Initial Doral Note, the Corporation has received additional cash from other sales of its securities to other investors, and the proceeds from such subsequent sales are, to some extent, fungible with and indistinguishable from the proceeds the Corporation received from the issuance of the Initial Doral Note. Nonetheless, to the extent the Corporation can determine how the proceeds from the issuance of the $7,000,000 Initial Doral Note have been used, such proceeds have been used for the following general purposes:

  ---------------------------------------------------------- ------------------
                                                             Estimated Amount
                                                             So Used
  Use of Proceeds
  ---------------------------------------------------------- ------------------
  Repayment of cash held as collateral for letter of credit
                                                              $2,500,732
  ---------------------------------------------------------- ------------------
  Buyout of repricing  rights  under common stock  purchase
  agreement (1)                                                1,650,000
  ---------------------------------------------------------- ------------------
  Costs of initial debt offering                                 115,000
  ---------------------------------------------------------- ------------------
  Working capital                                              2,734,268
  ---------------------------------------------------------- ------------------

      (1) On March 31, 2000, the Corporation entered into a common stock purchase agreement with a private equity fund under which the equity fund purchased 1,251,303 Common Shares for an aggregate purchase price of $6,000,000. The number of shares received by the equity fund was subject to repricing adjustments based on subsequent closing prices of the Corporation's Common Shares. This amount was paid to the equity fund to terminate the remaining repricing rights in December 2000.

Reasons For Seeking Shareholder Approval
----------------------------------------


         As discussed above, under Rule 4350, an issuer whose securities are listed on the Nasdaq SmallCap Market is required to obtain shareholder approval prior to entering into any agreement, or issuing any security, under which the total number of common shares of the company issued could exceed 19.9% of the common shares outstanding immediately prior to the transaction (or the first in a series of related transactions). In order to ensure compliance with Rule 4350, Altair and Doral included in the Second Amended Doral Note a provision that prohibits exercise of any conversion rights under the Second Amended Doral Note if, following such exercise, the total number of common shares issued in connection with the Doral Transaction Documents would exceed 19.9% of the outstanding Common Shares on December 15, 2000. In order to persuade Doral to agree to such limitation, the Corporation was required to covenant to submit the Doral Transaction Documents, and the issuance of the Doral Shares thereunder, to the Corporation's shareholders for approval at the Meeting and to permit Doral to accelerate the due date of the Second Amended Doral Note in the event the Doral Transaction Documents and issuance of the Doral Shares are not approved at the Meeting. Absent a significant change in the amount of cash and current assets held by the Corporation in the near future, management believes that, if the Doral Transaction Documents and the issuance of the Doral Shares are not approved and Doral subsequently determines to accelerate the due date of the Second Amended Doral Note, the Corporation would be unable to immediately repay the Second Doral Amended Note and would fall into default thereunder.

         The Corporation is seeking approval of the Doral Transactions and Doral Transaction Documents and the issuance of the Doral Shares in order to comply with Rule 4350 and its obligations under the Second Amended Doral Note and in an attempt to ensure that Doral is not able to accelerate the due date of the Second Amended Doral Note and cause the Corporation to be in default thereunder.

Vote Required and Recommendation of the Board of Directors
----------------------------------------------------------


         The affirmative vote of a majority of the votes cast on this proposal shall constitute approval of the Doral Transactions and Doral Transaction Documents and the issuance of the Doral Shares. Under the CBCA, once a quorum is established, shareholder approval with respect to a particular resolution is generally obtained when the votes cast in favour of the proposal exceed the votes cast against such proposal. Accordingly, abstentions and broker non-votes will not have the effect of being considered as votes cast against the Doral Transactions and Doral Transaction Documents and the issuance of the Doral Shares.

         The Board recommends a vote FOR approval of the Doral Transactions and Doral Transaction Documents and the issuance of the Doral Shares.

               PROPOSAL NO. 4 - AUTHORIZATION OF BY-LAW AMENDMENT

         The Board has adopted, and is submitting to the shareholders of the Corporation for approval, By-law No. 8 (the "By-law Amendment," a copy of which is attached hereto as Appendix A), which amends By-law No. 1 of the Corporation by revoking Paragraph 29 thereof and inserting in its place a new Paragraph 29. The By-law Amendment provides for, among other things, the indemnification of officers and directors of the Corporation to the maximum extent permitted by law. If the By-law Amendment is approved by the Corporation's shareholders at the Meeting, the officers of the Corporation will be authorized to take any and all action necessary or reasonable to comply the intent of the By-law Amendment.

Purpose and Summary of Proposed By-law Amendment
------------------------------------------------

         The purpose of the proposed By-law Amendment is to enable the Corporation to attract and retain qualified directors and officers by requiring the Corporation to indemnify such individuals in certain situations. The By-law Amendment requires the Corporation to indemnify, to the maximum extent permitted by law, (i) directors and officers of the Corporation, (ii) former directors and officers of the Corporation, and (iii) any other individual who acts or acted at the Corporation's request on behalf of another entity as a director or officer (collectively, "Corporate Managers") against all costs reasonably incurred in connection with any threatened, pending, or completed litigation in which such Corporate Manager is involved because of that association with the Corporation or the other entity. However, the Corporation may not indemnify a Corporate Manager if a court renders a final, unappealable decision that such Corporate Manager either (i) did not act honestly and in good faith with a view to the best interest of the Corporation or (ii) did not have reasonable grounds for believing that his or her conduct was lawful. The By-law Amendment also requires the Corporation to advance monies to a Corporate Manager for the costs of pending or threatened litigation if the Corporation receives an unsecured conditional personal promissory note from such Corporate Manager obligating him or her to repay the advanced monies if a court renders a final, unappealable decision that he or she either (i) did not act honestly and in good faith with a view to the best interest of the Corporation or (ii) did not have reasonable grounds for believing that his or her conduct was lawful. Court approval is required in order for the Corporation to indemnify or advance monies to a Corporate Manager in the case of a derivative action.

         The By-law Amendment is, generally, consistent with Section 124 of the CBCA, which is the Section of the CBCA related to the indemnification of Corporate Managers. However, while the advancement of monies to a Corporate Manager in connection with threatened or pending litigation is merely permissive under Section 124 of the CBCA, the Corporation is required to do so under the terms of the By-law Amendment if the Corporate Manager delivers an unsecured conditional personal promissory note to the Corporation as discussed above.

Effect of Proposed By-law Amendment
-----------------------------------

         If the By-law Amendment is approved at the Meeting, the Board believes that the Corporation will be better suited to attract and retain qualified directors and officers. However, there can be no assurance that the By-law
Amendment will have the desired effect. Additionally, because the By-law Amendment requires the Corporation to indemnify and advance monies to Corporate Managers as discussed above, the By-law Amendment could materially increase the future liabilities of the Corporation.

Vote Required and Recommendation of the Board of Directors
----------------------------------------------------------

         The affirmative vote of a majority of the votes cast on this proposal shall constitute approval of the By-law Amendment. Abstentions and broker non-votes will not have the effect of being considered as votes cast against the By-law Amendment.

         The Board of Directors recommends a vote FOR the By-law Amendment.



                                  OTHER MATTERS


Proposals of Shareholders
-------------------------

         In order to be included in the proxy statement and form of proxy relating to the Corporation's annual meeting of shareholders to be held in 2004, proposals which shareholders intend to present at such annual meeting must be received by the corporate secretary of the Corporation, at the Corporation's executive offices, 1725 Sheridan Avenue, Suite 140, Cody, Wyoming 82414, no later than January 19, 2004. Pursuant to rules adopted by the SEC, if a shareholder intends to propose any matter for a vote at the Corporation's annual meeting of shareholders to be held in the 2004 calendar year, but fails to notify the Corporation of such intention prior to April 4, 2004, then a proxy solicited by the board of directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

Undertakings
------------

         Upon written or oral request, the Corporation will provide, without charge, to each person to whom a copy of this Information Circular has been delivered, a copy of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the SEC (other than the exhibits except as expressly requested). Requests should be directed to Edward Dickinson, Chief
Financial Officer, at 204 Edison Way, Reno, Nevada, 89502, U.S.A., or at the following telephone number: (775) 858-3750.

Items Incorporated By Reference
-------------------------------

         The Corporation has delivered herewith a copy of the Corporation's Annual Report for the fiscal year ended December 31, 2002, including the financial statements and schedules thereto. The supplementary financial information, management's discussion and analysis of financial condition and results of operations, and audit report and financial statements from such Annual Report are incorporated in this Information Circular by reference.


                                * * * * * * * * *

         The contents and sending of this Information Circular have been approved by the directors of the Corporation.

         DATED as of the __th day of  ______, 2003.

                                 ALTAIR NANOTECHNOLOGIES INC.
                                 /s/   William Long, Chief Executive Officer
                                 -------------------------------------------
                                       William Long, Chief Executive Officer

                                   Appendix A


                                By-law Amendment


                                  BY-LAW NO. 8
                                  ------------


         A by-law to amend By-law No. 1 of ALTAIR NANOTECHNOLOGIES INC.

                                                             (the "Corporation")

BE IT ENACTED as a by-law of the Corporation as follows:

29.      INDEMNIFICATION AND ADVANCEMENT OF EXPENSES
         -------------------------------------------

         a) To the maximum extent permitted by law, the Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation, or any other individual (regardless of whether the other individual is or is not an officer or director or a former officer or director of the Corporation) who acts or acted at the Corporation's request for or on behalf of another entity as a director or officer or in any similar capacity, including action as an employee of the other entity in the capacity of an attorney, against all costs, charges and expenses reasonably incurred by the individual in respect of any threatened, pending or completed civil, criminal, administrative, investigative or other proceeding in which the individual is involved or threatened to become involved as a party, a witness or in any other fashion because of that association with the Corporation or with the other entity. If but only if a proceeding is a derivative action brought by or on behalf of the Corporation or some other entity to procure a judgement in its favour, the indemnification that is provided for in this Section 29(a) and the advancement of monies that is provided for in Section 29(c) shall require prior approval by a court of competent jurisdiction.

         b) Regardless of Section 29(a), the Corporation shall not indemnify an individual if it is ultimately determined by a final and unappealable decision of a court of competent jurisdiction that
              (i) he or she did not act honestly and in good faith with a view to the best interests of the Corporation or, as the case may be, to the best interests of the other entity for which he or she acted as a director or officer or in a similar capacity at the Corporation's request, or (ii) that he or she did not have reasonable grounds for believing that his or her conduct was lawful in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty.

         c) The Corporation shall advance monies to a director, officer, employee or other indemnified individual for the costs, charges and expenses of any threatened or pending proceeding that is referred to in Section 29(a) as they are incurred and before the final disposition of the proceeding as soon as the Corporation receives an unsecured conditional personal promissory note obligating the individual who is entitled to receive the advanced monies to repay them if it is ultimately determined by a final and unappealable decision of a court of competent jurisdiction that the individual must repay the advances because he or she did not satisfy the conditions for indemnification that are set forth in
              Section 29(b). An individual's right to advancement of monies under this Section 29(c) is separate and independent of his or her ultimate right to indemnification under Section 29(a), and no preliminary determination that he or she will ultimately be entitled to indemnification shall be required before the advances required by this Section 29(c) must be made to him or her by the Corporation. For purposes of the advances required by this Section 29(c), there shall be a presumption that the individual receiving advanced monies satisfied or satisfies the conditions for indemnification that are set forth in Section 29(b) and the presumption shall continue to apply unless and until it is determined by a final and unappealable decision of a court of competent jurisdiction that the individual does or did not satisfy the conditions for indemnification that are set forth in Section 29(b).

         d)   For  purposes  of Section  29(a)  related to  indemnification  and
              Section 29(c) related to the advancement of monies, the words "costs, charges and expenses" (collectively referred to as "Expenses") shall be broadly construed and shall include Expenses actually and reasonably paid or incurred in connection with the establishment, confirmation, approval, or enforcement of any right to indemnification or advancement of monies under these by-laws as well as Expenses paid or incurred in connection with the prosecution of any claim, counterclaim, or affirmative or other defense in or the investigation, conduct, settlement or appeal of any proceeding that is referred to in Section 29(a). To the maximum extent permitted by law, Expenses shall include amounts paid in settlement, judgements, fines penalties and other liabilities of every kind and character. Expenses shall also include, without limitation (i) attorney's fees, (ii) the fees of any expert witness, investigator, or other individual who is employed by or acting at the request of an attorney, (iii) filing fees and any other costs imposed by or paid to a court or other agency or tribunal, (iv) amounts paid or incurred in connection with the taking, reporting, and transcription of depositions, (v) witness fees and mileage, (vi) amounts paid or incurred for computerized legal or factual research, the preparation of models, exhibits or similar materials for use at trial or otherwise, transportation, lodging, meals, long-distance telephone, telecopy, photocopying, postage, freight, and delivery service, and (vii) reasonable compensation to an individual for which he is not otherwise compensated by the Corporation or other entity for his or her time spent while engaged in the investigation, conduct, settlement, or appeal of any proceeding that is referred to in
              Section 29(a).

         e) As soon as the Corporation has received the unsecured conditional personal promissory note that is required by Section 29(c), the Corporation shall advance monies to an individual who is entitled to advancement under Section 29(c) and the advances shall be made in the fashion required by this Section 29(e). Within fifteen (15) days aver the Corporation receives a written statement itemizing Expenses to be advanced from the individual who is entitled to advancement; the Corporation shall advance them by delivery to him or her of a cashier's check made payable to him or her in. the full amount of the itemized Expenses. Copies of all relevant receipts and invoices must accompany the itemized statement, but no invoice from an attorney must include information that the attorney believes is subject to the attorney-client or the solicitor-client privilege. No question by the Corporation concerning the itemized statement shall delay advancement of the full amount of Expenses itemized therein, but advancement of the Expenses by the Corporation shall not prejudice the Corporation's right to later question the accuracy or reasonableness of any itemized statement in any court of competent jurisdiction if and when the Corporation chooses to do so.

         f) The provisions for indemnification and advancement of monies that are contained in these by-laws shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement may be entitled under the Act, other applicable law, or any agreement, vote of shareholders or directors or otherwise, both as to action in the individual's official capacity and as to action in another capacity, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation or of another entity and shall inure to the benefit of the heirs and legal representatives of such a person. The rights to indemnification and advancement of monies that are contained in these by-laws shall be presumed to have been relied upon by the directors, officers, employees and agents of the Corporation or other entity and shall be enforceable as a contract right.


REPEAL
------

Paragraph No. 29 of By-law No. 1 with respect to Indemnity of Directors and Officers be revoked, and any other by-laws inconsistent herewith be and the same are hereby repealed.

                                      PROXY

                          Altair Nanotechnologies Inc.
                   Annual and Special Meeting Of Shareholders

                                  June 27, 2003

              This Proxy Is Solicited By The Board of Directors Of
                          Altair Nanotechnologies Inc.

         The undersigned shareholder of Altair Nanotechnologies Inc. (the "Corporation") hereby nominates, constitutes and appoints William P. Long, Chief Executive Officer and director, or failing him, James Golla, director, or instead of any of them, ___________________________, as nominee of the undersigned to attend and vote for and on behalf of the undersigned at the annual and special meeting of shareholders of the Corporation (the "Meeting") to be held on the 27th day of June, 2003 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof, and without limiting the generality of the power hereby conferred, the nominees are specifically directed to vote the shares represented by this proxy as indicated below.

         The shares represented by this proxy will be voted and, where a choice is specified, will be voted as directed. Where no choice is specified, this proxy will confer discretionary authority and will be voted in favour of the resolutions referred to below and on the reverse side.

         This proxy also confers discretionary authority to vote in respect of any amendments or variations to the matters identified in the Notice of Meeting, matters incident to the conduct of the Meeting and any other matter which may properly come before the Meeting about which the Corporation does not know as of the date this proxy is mailed and in such manner as such nominee in his judgement may determine.

         A shareholder has the right to appoint a person to attend and act for him and on his behalf at the Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling the name of such person in the blank space provided and striking out the names of management's nominees, or by completing another proper form of proxy and, in either case, depositing the proxy as instructed below.

         To be valid, this proxy must be received by the transfer agent at 120 Adelaide Street West, Suite 420, Toronto, Ontario M5H 4C3, Canada not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting or adjournment thereof, or delivered to the chairman on the day of the Meeting or adjournment thereof.

   The nominees are directed to vote the shares represented by this proxy as follows:

1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Corporation and until their respective successor shall have been duly elected and shall qualify:

         [ ] FOR all nominees listed below (except as marked to the contrary).

         [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         William Long                 James Golla              Edward Dickinson
         George Hartman               Robert Sheldon

                               [See Reverse Side]
2. Proposal in respect to the appointment of Deloitte & Touche LLP as independent auditors of the Corporation for the fiscal year ending December 31, 2003 and to authorize the board of directors to fix their remuneration.

         [ ]  FOR                  [ ] AGAINST                 [ ] WITHHOLD



3. Proposal to approve the Doral Transactions and Doral Transaction Documents and the issuance of the Doral Shares.


         [ ]  FOR                  [ ] AGAINST                 [ ] WITHHOLD



4. Proposal to approve the By-law Amendment.

         [ ]  FOR                  [ ] AGAINST                 [ ] WITHHOLD


5. At the nominee's discretion upon any amendments or variations to matters specified in the notice of the Meeting, matters incident to the conduct of the Meeting, and upon any other matters as may properly come before the Meeting or any adjournments thereof about which the Corporation does not know as of the date this proxy is mailed.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT CALLED AT THE MEETING. UNLESS A SPECIFIC INSTRUCTION IS INDICATED, SAID SHARES WILL BE VOTED FOR CONFIRMATION AND/OR APPROVAL OF THE MATTERS SPECIFIED IN ITEMS 1, 2, 3, AND 4, ALL OF WHICH ARE SET FORTH IN THE ACCOMPANYING CIRCULAR, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.


This proxy revokes and supersedes all proxies of earlier date.

DATED this ____ day of ________________ , 2003.

PRINT NAME: _______________________________

SIGNATURE: ________________________________

NOTES:

1. This proxy must be signed by the shareholder or his attorney duly authorized in writing, or if the shareholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized.
2. A person appointed as nominee to represent a shareholder need not be a shareholder of the Corporation. 3. If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of the Corporation.
4. Each shareholder who is unable to attend the Meeting is respectfully requested to date and sign this form of proxy and return it using the self-addressed envelope provided.

                          ALTAIR NANOTECHNOLOGIES INC.

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

            NOTICE IS HEREBY GIVEN that an annual and special meeting (the "Meeting") of the shareholders of Altair Nanotechnologies Inc. (the "Corporation") will be held at the offices of Equity Transfer Services, Inc., 120 Adelaide Street West, Suite 420, Toronto, Ontario M5H 4C3, Canada Friday. the 27th day of June 2003, at the hour of 10:00 o'clock in the morning (Toronto time) for the following purposes:

(1) To receive the audited financial statements of the Corporation for the twelve months ended December 31, 2002, together with the report of the auditors thereon;

(2)      To elect directors;

(3) To appoint auditors and to authorize the directors to fix their remuneration;


(4) To consider and vote upon a proposal to authorize, approve, adopt and ratify the issuance of common shares in connection with note, warrant and equity transactions between the Corporation and Doral 18, LLC;

 (5) To consider and vote upon a proposal to approve an amendment to the By-laws of the Corporation related to the indemnification of officers and directors of the Corporation; and


 (6) To transact such further or other business as may properly come before the Meeting or any adjournment or adjournments thereof.


            This notice is accompanied by a form of proxy, a copy of the Circular, the annual report to shareholders of the Corporation containing the audited consolidated financial statements of the Corporation for the fiscal year ended December 31, 2002, and a supplemental mailing list form.


         Shareholders who are unable to attend the Meeting in person are requested to complete, date, sign and return the enclosed form of proxy so that as large a representation as possible may be had at the Meeting.

         DATED at Toronto, Ontario as of the __th day of ______, 2003.


                                             BY:  ORDER OF THE BOARD

                                             (Sgd.)  William P. Long
                                             Chief Executive Officer